                               WARRANT AGREEMENT

                  THIS WARRANT AGREEMENT (this "AGREEMENT") is dated as of October 2, 1998 by and between Gunther International, Ltd., a Delaware corporation (the "CORPORATION"), and Gunther Partners, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "WARRANT HOLDER").

                                   RECITALS:

                  A. The Warrant Holder is a party to that certain Agreement dated as of the date hereof (the "OMNIBUS AGREEMENT"), by and among (i) the Company; (ii) BankBoston N.A., successor by merger to Bank of Boston Connecticut ("BOB"); (iii) June H. Geneen, Phil E. Gilbert, Jr., Thomas W. Keesee and the United States Trust Company of New York, as Co-Executors of the Estate of Harold S. Geneen, Late of New York, New York (the "Estate"); and (iv) the Warrant Holder.

                  B. The Omnibus Agreement generally sets forth the terms and conditions under which the Warrant Holder is willing to provide $4,000,000 of emergency funding to the Company.

                  C. In partial consideration of the entering into Omnibus Agreement by the Warrant Holder, the Company has agreed to issue and deliver to the Warrant Holder stock purchase warrants entitling the Warrant Holder to purchase, in the aggregate, up to that number of shares of the Company's common stock, par value $.01 per share ("COMMON STOCK"), that would result in the Warrant Holder owning thirty-five percent (35%) of the pro forma, fully diluted number of shares of the Company's Common Stock at the time of exercise.

                  D. This is the warrant agreement contemplated by the Omnibus Agreement.

                  E. Subject to the terms and provisions hereof, each Common Stock purchase warrant (individually, a "WARRANT", and collectively, the "WARRANTS") issued under this Agreement shall be evidenced by a Warrant Certificate in the form of Exhibit A entitling the Warrant Holder to purchase a number of shares of Common Stock determined as provided therein at the per share Exercise Price (as defined herein)(subject to adjustment hereunder).

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound hereby agree as follows:

                                   ARTICLE I
                                FORM OF WARRANT

     The Warrants shall be evidenced by a certificate (the "WARRANT CERTIFICATE"). The text of the Warrant Certificate (and the related forms of exercise and assignment) shall be substantially in the form attached hereto as Exhibit A and may have such identification, designation and information thereon as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation adopted pursuant thereto.


                                   ARTICLE II
              EXERCISE PRICE, RIGHTS, TERM, AND METHOD OF EXERCISE

     Section 2.01. Exercise Price. Unless adjusted as provided in Article III hereof, the exercise price ("EXERCISE PRICE") for each share of Common Stock purchased upon exercise of a Warrant issued hereunder shall be $1.50.

     Section 2.02. Warrant Rights And Term. Each Warrant shall entitle the Warrant Holder, upon exercise thereof and subject to the provisions thereof and of this Agreement, including the provisions relating to adjustments upon the occurrence of certain events as set forth in Article III hereof, to purchase from the Company one fully paid and nonassessable share of Common Stock at the then Exercise Price. The Warrants issued hereunder and evidenced by the Warrant Certificate shall not be exercisable prior to January 1, 1999 and shall expire and no longer be exercisable at 5:00 p.m. on October 1, 2003 (the "EXPIRATION DATE").

     Section 2.03. Expiration. Each Warrant not exercised by 5:00 p.m. on the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall thereupon cease.


     Section 2.04. Method Of Exercise.

                  (a) The Warrant Holder may exercise its rights with respect to all or any whole number of Warrants evidenced by the Warrant Certificate. Exercise shall be effected by surrender of the Warrant Certificate, with the exercise form thereon duly executed, to the Company at its offices as designated in Section 5.04 hereof, together with the Exercise Price for each Warrant that is exercised. Payment of the Exercise Price shall be made by (a) certified check payable in lawful money of the United States of America to the order of the Company, (b) wire transfer of immediately available funds to an account designated by the Company, or (c) surrender and cancellation of outstanding indebtedness due and owing from the Company to the Warrant Holder at face value (including both principal and any interest accrued and payable thereon) in an amount equal to the aggregate Exercise Price payable with respect to the portion of the Warrant then being exercised.

     (b) Upon receipt of the Warrant Certificate with the exercise form duly executed and accompanied by full and proper payment of the Exercise Price for the shares of Common Stock purchased thereby, the Company shall deliver to, or in accordance with the instructions of, the Warrant Holder certificates for the total number of shares of Common Stock for which the Warrants evidenced by such Warrant Certificate are being exercised.

     (c) In the event that the Warrant Holder shall exercise rights with respect to less than all of the Warrants evidenced by the Warrant Certificate surrendered upon the exercise of Warrants, a new Warrant Certificate for the balance of such Warrants shall be delivered to, or in accordance with the instructions of, the Warrant Holder. The amount of the balance shall be expressed as a percentage equal to the aggregate percentage specified in the surrendered Warrant Certificate less the percentage represented by the Warrants that have been exercised.

     Section 2.05. Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire the Warrants, the same shall thereupon be delivered to the Company and be cancelled by it and retired. The Company shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

     Section 2.06. Transferability. Prior to the Expiration Date and subject to compliance with applicable laws, the Warrants and all rights thereunder and hereunder are transferable by the holder of the Warrants, in whole or in part, at the office or agency of the Company referred to herein. Any such transfer shall be made upon surrender of the Warrant Certificate together with a duly completed Form of Assignment in the form attached hereto as Exhibit B properly endorsed.

                                  ARTICLE III
                  ADJUSTMENTS TO WARRANTS UPON CERTAIN EVENTS

     Section 3.01. Definition: Mechanical Adjustments.

     (a) Except as otherwise provided herein, for purposes of the applicable percentages set forth in the Warrants issued pursuant to this Agreement, the pro forma, fully diluted number of shares of the Company's Common Stock shall be deemed to mean and include (i) all shares of Common Stock issued and outstanding on the date of exercise; and (ii) all shares of Common Stock that are issuable upon the exercise of any then exercisable rights, options or warrants to purchase shares of Common Stock (including any unexercised Warrants issued pursuant to this Warrant Agreement); and (iii) all shares of Common Stock that are issuable upon the conversion of securities then convertible into shares of Common Stock; provided, however, that the pro forma, fully diluted number of shares of the Company's Common Stock shall not be deemed to include any shares of Common Stock (X) issued after the date hereof in a bona fide public offering registered under the Securities Act of 1933, as amended, or (y) any shares of Common Stock issuable upon the exercise of any stock purchase warrants issued in connection with the Company's initial public offering consummated on December 20, 1993 (including any such warrants issued to the underwriters of such offering or upon the exercise of the over-allotment option granted to such underwriters) unless the expiration date of such warrants is extended beyond the expiration date in effect as of the date hereof (in which case, such warrants shall be deemed to be included in the calculation of the pro form, fully diluted number of shares of Common Stock).

          (b) The Exercise Price for each share of Common Stock purchasable upon the exercise of each Warrant (such shares being referred to in this Article III as the "WARRANT SHARES") shall be subject to adjustment in the event that the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares (each, an "ADJUSTMENT EVENT"). As a result of any such Adjustment Event, the Exercise Price per Warrant Share in effect immediately prior to the Share Adjustment Event shall be adjusted by multiplying the Exercise Price by a fraction, the numerator or which shall be one (1) and the denominator of which shall be the aggregate number of shares (or fraction thereof) into which a single share of the Common Stock would be converted as a result of the Adjustment Event.

     Section 3.02. Notice of Adjustment. Whenever the Exercise Price of Warrant Shares is adjusted, as herein provided, the Company shall promptly provide to the Warrant Holder, in accordance with Section 5.04, a notice of such adjustment or adjustments which sets forth the Exercise Price of the Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

     Section 3.03. Effect of Sale, Merger or Consolidation.

          (a) In the event of (i) any reclassification (other than a change in par value) of the Common Stock or the exchange or cancellation of outstanding shares of Common Stock, (ii) any conversion of the Common Stock into securities or property (including cash) of another corporation, (iii) the consolidation of the Company with, or the merger of the Company with or into, any other corporation or (iv) in the event of the sale of all or substantially all of the properties and assets of the Company to any person in exchange for securities or other property (including cash) (each such event hereinafter being referred to as a "CAPITAL EVENT"), each Warrant shall thereafter be exercisable upon the terms and conditions specified in this Agreement for the number of shares of stock or other securities or property (including cash) of the Company or of the person into which shares of Common Stock are converted or resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the shares of Common Stock issuable (immediately prior to such Capital Event) upon exercise of such Warrant would have been entitled upon such Capital Event. In any such case, if necessary, the provisions set forth in this Article III with respect to the rights and interests thereafter of the Warrant Holder shall be appropriately adjusted so as to be reasonably applicable to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrants.

     (b) The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purpose of this Section 3.03. The Company shall not effect any transaction resulting in a Capital Event, unless prior to or simultaneously with the consummation thereof, any successor person or person purchasing such assets shall assume, by written instrument executed and delivered to the Warrant Holder, the obligation to deliver to the holder of each Warrant such shares of stock, securities or property (including cash) as the Warrant Holder may be entitled to receive upon exercise of the Warrants in accordance with the foregoing provisions, and the other obligations of the Company under this Warrant Agreement.

     Section 3.04 Notice of Certain Events. In case at any time prior to the Expiration Date:

     (a) the Company shall authorize the granting to all holders of Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

     (b) there shall be any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock); or

     (c)  there shall be any capital reorganization by the Company; or

     (d) there shall be a consolidation or merger involving the Company or sale of all or substantially all of the Company's property and assets (except a merger or other reorganization in which the Company shall be the surviving corporation or a consolidation, merger or sale with a wholly-owned subsidiary); or

     (e) there shall be voluntary or involuntary dissolution, liquidation and winding up by the Company or dividend or distribution to holders of Common Stock (other than the Company's customary cash and stock dividends); or

     (f)  any other event described in Section 3.01.

then in any one or more of said cases, the Company shall cause to be delivered to the Warrant Holder, at the earliest practicable time (and, in any event, not less than fifteen (15) days before any record date or other date set for definitive action), notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of the Warrants. Such notice shall also specify the date, if known, as of which the holders of record of the Common Stock shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their shares of the Common Stock for securities or other property (including cash) deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

     Section 3.05. Effect of Adjustment on Warrant Certificates. The form of Warrant Certificate need not be changed because of any change in the Exercise Price, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Article III, and Warrant Certificates issued before or after such change may state the same Exercise Price, the same number of Warrants and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                                   ARTICLE IV
                   RIGHTS OF WARRANT HOLDER; OTHER AGREEMENTS

     Section 4.01. No Rights as Stockholders. The Warrant Holder, as such, shall not be entitled to vote or to receive dividends or otherwise be deemed to be the holder of shares of Common Stock for any purpose, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon any Warrant Holder, as such, any of the rights of a stockholder of the Company or any right to vote upon or give or withhold consent to any action of the Company (whether upon any reorganization, issuance of securities, reclassification or conversion of Common Stock, consolidation, merger, sale, lease, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices expressly provided for in this Agreement) or receive dividends or subscription rights, until such Warrant Certificates shall have been surrendered for exercise accompanied by full and proper payment of the Exercise Price as provided in this Agreement and shares of Common Stock thereunder shall have become issuable and until such person shall have been deemed to have become a holder of record of such shares. If, at the date of surrender of such Warrant Certificate and payment of such Exercise Price, the transfer books for the Common Stock shall be closed, certificates for the shares of Common Stock shall be issuable on the date on which such books shall next be open (whether before, on or after the Expiration Date) and, until such date, the Company shall be under no duty to deliver any certificate for such shares of Common Stock. The Warrant Holder shall, upon the exercise of Warrants, not be entitled to any dividends if the record date with respect to payment of such dividends shall be a date prior to the date such shares of Common Stock became issuable upon the exercise of such Warrants.

     Section 4.02. Replacement Warrants. If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company may, upon receipt of evidence satisfactory to the Company of such loss, theft, mutilation or destruction and on such terms as to indemnity or otherwise as the Company may in its discretion require (which shall, in the case of a mutilated Warrant Certificate, include the surrender thereof), issue a new Warrant Certificate of like denomination and tenor as the lost, stolen, mutilated or destroyed Certificate. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay any such reasonable charges as the Company may prescribe. In the event any Warrant Certificate is lost, stolen, mutilated or destroyed, and the owner thereof desires to exercise the Warrants evidenced thereby, the Company may, in lieu of issuing a substitute Warrant Certificate, authorize the exercise thereof upon receipt of the above evidence and on such terms of indemnity as it may require.


     Section 4.03. Maintenance of Sufficient and Proper Shares of Common Stock.

        (a) The Company shall at all times reserve and keep available a number of authorized shares of Common Stock sufficient to permit the exercise in full of all outstanding Warrants and shall use its best efforts to cause all shares of Common Stock issued upon the exercise of the Warrants to be listed on any exchanges on which the Common Stock is then listed.

        (b) If at any time the taking of any action would cause an adjustment in the Exercise Price so that the exercise of a Warrant while such Exercise Price is in effect would cause a share of Common Stock to be issued at a price below its then par value, the Company shall take such action as may, in the opinion of its counsel, be necessary in order that it may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrants at such Exercise Price.

     Section 4.04. Fractional Warrants. Anything herein to the contrary notwithstanding, the Company shall not be required to issue fractions of Warrants on any distribution of Warrants to Warrant Holders or to distribute Warrant Certificates that evidence fractional Warrants.

     Section 4.05. Legend. The Warrant Certificates shall bear the legend set forth in Exhibit A hereto and the shares of Common Stock issuable upon the exercise of the Warrants shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

          A STATEMENT SUMMARIZING THE VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF THE VARIOUS CLASSES OF STOCK OR SERIES THEREOF MAY BE OBTAINED BY THE STOCKHOLDERS OF THE COMPANY, WITHOUT CHARGE, FROM THE PRINCIPAL OFFICES OF THE COMPANY."

     Section 4.06. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise and (b) will not effect a subdivision or split-up of shares or similar transaction with respect to any class of Common Stock of the Company without effecting an equivalent transaction with respect to all other classes of Common Stock of the Company.

     4.07. No Liens, etc. All securities that may be issued upon exercise of the Warrants (and pursuant to this Agreement) will, upon issuance, be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     4.08. Registration Rights. The shares issued upon exercise of the Warrants shall be Registrable Securities as defined in that certain Registration Rights Agreement between the Company, the Warrant Holder and certain other signatories, dated as of even date herewith (the "REGISTRATION RIGHTS AGREEMENT"). This Warrant Agreement is subject to the terms and conditions of the Registration Rights Agreement and the Warrant Holder is entitled to the rights set forth therein.

     4.09. Financial Statements and Information. The Company will deliver to the Warrant Holder:

          (a) As soon as practicable, but in any event not later than the date on which such financial statements are delivered to any other preferred or common stockholders of the Company in their capacities as such, the consolidated balance sheet of the Company and its subsidiaries, each as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be reasonable detail, prepared in accordance with generally accepted accounting principles, and, with respect to such consolidated financial statements, certified by independent certified public accountants of nationally recognized standing selected by the Company;

          (b) as soon as practicable, but in any event not later than the date on which such financial statements are delivered to any other preferred or common stockholders of the Company in their capacities as such, copies of the unaudited consolidated balance sheet of the Company and its subsidiaries and the unaudited consolidating balance sheet of the Company and its subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for the portion of the Company's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the Company and its subsidiaries on the date thereof (subject to year-end adjustments);

          (c) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the common stockholders of the Company; and

          (e) from time to time such other financial data and information as the Warrant Holder may reasonably request.

     So long as the Omnibus Agreement remains in effect, the Company shall be deemed to have satisfied its obligations under this Section 4.09 by delivering to the Warrant Holder the information which it is required to deliver under the Omnibus Agreement at the times required by the Omnibus Agreement. After the termination of the Omnibus Agreement, the Company shall deliver the information specified in this Section 4.09 to the Warrant Holder. The Warrant Holder hereby agrees (i) to receive and hold in strict confidence any and all information that may be delivered to it pursuant to the provisions of this Section 4.09, unless and until such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process, and (iii) not to make use of such information for purposes of any transactions unrelated to the transactions contemplated hereby. The provisions of this paragraph shall survive the exercise of the Warrants and the termination of this Agreement.

                                   ARTICLE V
                                    GENERAL

     Section 5.01. Taxes on Issuance of Shares of Common Stock. The Company shall pay all taxes and other governmental charges that may be imposed in respect to the issue or delivery of shares of Common Stock other than taxes imposed on net income of the Warrant Holder as a result of the exercise of the Warrants and receipt of shares of Common Stock. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

     Section 5.02. Dates and Times. If any date set forth in this Agreement shall fall on a day other than a business day in Norwich, Connecticut, said date shall be deemed to be the next full business day succeeding that date. All times shall be the legal time then in effect in Norwich, Connecticut.

     Section 5.03. Binding Agreement. All of the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder. Nothing expressed in this Agreement and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon or give to any person or corporation other than the Company and the Warrant Holder, any legal or equitable right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement herein, and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Holder and their respective successors and assigns.

     Section 5.04. Notices. All notices under this Agreement shall be in writing and shall be delivered by personal service or telecopy or certified mail return receipt requested (if such service is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and which shall initially be:

(a) If to the Company:

    Gunther International, Ltd.
    One Winnenden Road
    Norwich, CT 06360
    Attention: President
    Telecopy: 860-886-8889

    With a copy to:

    Murtha, Cullina, Richter and Pinney LLP
    CityPlace I
    185 Asylum Street
    Hartford, Connecticut 06103
    Attention: Richard S. Smith, Jr.
    Telecopy: 860-240-6150

     (b) If to the Warrant Holder to the address set forth on the signature page hereto

          With a copy to:

          Ravitch & Rice LLP
          610 Fifth Avenue
          Suite 420
          New York, NY 10020
          Attention: Donald S. Rice, Esq.
          Telecopy: 212-218-7888

     Any notice sent by certified mail shall be deemed to have been given three
(3) days after the date on which it is mailed. All other notices shall be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party.

     Section 5.05. Governing Law Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof. The parties irrevocably agree that all actions arising directly or indirectly as a result or in consequence of this Agreement and the transactions contemplated hereby shall be instituted and litigated only in federal, state or local courts sitting in the City of Wilmington, Delaware, and each of the parties hereto hereby consents to the exclusive jurisdiction and venue of any such court, and waives any objection based on forum non conveniens.

     Section 5.06. Headings. The Article and Section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

     Section 5.07. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 5.08. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     Section 5.09. Entire Agreement. This Agreement and the Registration Rights Agreement (and all exhibits and/or schedules attached) are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or understandings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities now or hereafter owned by the Warrant Holder.

     Section 5.10. Modification and Waiver. This Agreement, the Warrant Certificate and any provision hereof or thereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     Section 5.11. Execution by Telefacsimile Transmission. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.



                 [Rest of This Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                        THE COMPANY:

                                        GUNTHER INTERNATIONAL, LTD.

                                        By:  /s/ James H. Whitney
                                           ---------------------------
                                             President


                                        THE WARRANT HOLDER:

                                        GUNTHER PARTNERS, LLC

                                        By:  /s/ Thomas J. Tisch
                                           ---------------------------
                                             Name: Thomas J. Tisch
                                             Title: Manager

SIGNATURE PAGE                                                   WARRANT
AGREEMENT

                                                                       EXHIBIT A

                         (Form of Warrant Certificate)

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK UNDERLYING SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

  No. 1                                                          October 2, 1998

                 Warrants to Purchase 35.0% of Pro Forma Shares

                          GUNTHER INTERNATIONAL, LTD.
                        WARRANT TO PURCHASE COMMON STOCK

                   VOID AFTER 5:00 P.M., NORWICH, CONNECTICUT
           ON OCTOBER 1, 2003 (UNLESS EXTENDED OR EARLIER TERMINATED)

     This Warrant Certificate certifies that Gunther Partners, LLC, a limited liability company organized and existing under the laws of the State of Delaware, ("WARRANT HOLDER") or registered assigns, is the registered holder of warrants (the "WARRANTS") to purchase that number of shares of the common stock, par value $.01 per share ("COMMON STOCK") of Gunther International, Ltd., a Delaware corporation (the "Company") that upon exercise will constitute Thirty-Five percent (35.0%) (the "APPLICABLE PERCENTAGE") of the pro forma, fully diluted number of shares of the Company's Common Stock as of the date of exercise. For purposes hereof, the pro forma, fully diluted number of shares of Common Stock shall be deemed to mean the sum of the following: (i) all shares of Common Stock that are issued and outstanding as of the date of exercise;
(ii) all shares of Common Stock that are issuable upon the exercise of any then exercisable rights, options or warrants to purchase shares of Common Stock (including any unexercised Warrants evidenced by this Warrant Certificate and any other Warrant Certificates issued pursuant to the Warrant Agreement (as defined below)); and (iii) all shares of Common Stock that are issuable upon the conversion of securities then convertible into shares of Common Stock, but shall not include any shares of Common Stock (x) issued after October 1, 1998, by the Company in a bona fide public offering registered under the applicable provisions of the Securities Act of 1993, as amended, or (y) any shares of Common Stock issuable upon the exercise of any stock purchase warrants issued in connection with the Company's initial public offering consummated on December 20, 1993 (including any such warrants issued to the underwriters of such offering or upon the exercise of the over-allotment option granted to such underwriters) unless the expiration date of such warrants is extended beyond the expiration date in effect as of October 2, 1998 (in which case, such warrants shall be deemed to be included in the calculation of the pro forma, fully diluted number of shares of Common Stock).


     Each Warrant entitles the holder thereof, upon proper exercise and subject to the provisions of the Warrant Agreement, dated as of October 2, 1998 (the "WARRANT AGREEMENT"), between the Company and the Warrant Holder, to purchase one fully paid and non-assessable share of Common Stock. In order to exercise the Warrants evidenced by this Warrant Certificate, the Warrant Holder shall surrender this Warrant Certificate to the Company (together with the Form of Election to Purchase duly executed) at the corporate office of the Company, together with proper payment of the Exercise Price (as defined below). Subject to adjustment as provided in the Warrant Agreement, the exercise price ("EXERCISE PRICE") for each Warrant evidenced hereby shall be $1.50 per share of Common Stock. The Warrants will expire on the Expiration Date (as defined in the Warrant Agreement). Payment of the Exercise Price shall be made in accordance with the terms of the Warrant Agreement. As provided in the Warrant Agreement, the Exercise Price is, upon the occurrence of certain events, subject to modification or adjustment. The Applicable Percentage provided for herein is not subject to modification or adjustment.


     This Warrant Certificate is subject to all of the terms, provisions and conditions of the Warrant Agreement, including the provisions thereof relating to the amendment thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the holder of this Warrant Certificate. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Warrant Agreement.


     If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate evidencing the portion of the Applicable Percentage not exercised.


     No holder of this Warrant Certificate shall be deemed to be the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder of this Warrant Certificate as such any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any reorganization, issuance of stock, reclassification or conversion of stock, change of par value, or exchange of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant Certificate shall have been exercised and the Common Stock issuable upon the exercise hereof shall have become issued as provided in the Warrant Agreement.

     This Warrant Certificate is expressly assignable and transferable by the holder.

     WITNESS the signature of a proper officer of the Company.



Date: October 2, 1998                         GUNTHER INTERNATIONAL, LTD.


                                              By:  /s/  James H. Whitney
                                                 --------------------------
                                                  Name:  James H. Whitney
                                                  Title: President & CEO

                                    FORM OF
                              ELECTION TO EXERCISE


TO: GUNTHER INTERNATIONAL, LTD.

     The undersigned hereby irrevocably elects to exercise __________ percent (______%) of the Warrants represented by this Warrant Certificate, and to purchase the Common Stock issuable upon the exercise of such Warrants, and requests that certificates for such shares shall be issued in the name of


               _________________________________________________
                                     (Name)


               _________________________________________________
                                   (Address)

               _________________________________________________
                 (Social Security or other Identifying Number)


                              and be delivered to


               _________________________________________________
                                     (Name)

              at________________________________________________
                                   (Address)

and, if said number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be delivered to the undersigned at the address stated above.


Dated: _____________________________________

Name of Warrant Holder:_____________________
                         (Please Print)


Signature:__________________________________

Address:____________________________________

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns and transfers unto ________________ the right represented by the within Warrant to purchase ____________ Warrant Shares and appoints ____________________ attorney-in-fact to transfer such right on the books of Gunther International, Ltd. with full power of substitution in the premises.

Dated: __________________________       _______________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)

                                        ______________________________________
                                        (Address)

Signed in the presence of:


_________________________________